UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - September 4, 2020

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14569 (Commission File Number)	76-0582150 (IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	PAA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2020, PAA GP Holdings LLC (“GP Holdings”), the general partner of Plains GP Holdings, L.P. (“PAGP”), received notice from an affiliate of Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson”) that Robert V. Sinnott will be retiring from service as Kayne Anderson’s designated representative on the Board of Directors of GP Holdings effective as of September 30, 2020, and that effective as of October 1, 2020, he will be replaced by Kevin McCarthy, Vice Chairman of Kayne Anderson. Mr. Sinnott has served as a director of GP Holdings and its predecessors and affiliates for over 25 years.

As a non-employee director serving as Kayne Anderson’s contractually designated director on the GP Holdings Board, Mr. McCarthy’s “independence” under applicable New York Stock Exchange standards will not be assessed by the Board, and he will not be considered to be an “independent” director. Similar to the compensation currently received by Mr. Sinnott for his service, Mr. McCarthy will receive an annual retainer fee of $75,000 and upon approval by the GP Holdings Board, an annual equity grant having a value of $100,000. For a discussion of the relationships of the Registrant with Kayne Anderson, please refer to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Registrant’s Proxy Statement dated April 15, 2020.

The GP Holdings Board has responsibility for managing the business and affairs of PAGP and Plains All American Pipeline, L.P. (“PAA” or the “Registrant”). As detailed in PAA’s and PAGP’s annual Proxy Statement filings, Kayne Anderson holds a previously negotiated legacy contractual right to designate an individual to serve as a director on the GP Holdings Board, provided that Kayne Anderson and its qualifying affiliates satisfy certain minimum equity ownership requirements.

Item 7.01	Regulation FD Disclosure.

In accordance with General Instruction B.2 of Form 8-K, the information presented under this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

On September 10, 2020, the Registrant issued a press release announcing changes to its Board of Directors.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1 — Press Release dated September 10, 2020.

Exhibit 104 — Cover Page Interactive Data File (embedded within Inline XBRL document contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2020	PLAINS ALL AMERICAN PIPELINE, L.P.

	By:	PAA GP LLC, its general partner

	By:	Plains AAP, L.P., its sole member

	By:	Plains All American GP LLC, its general partner

	By:	/s/ Richard McGee
		Name:	Richard McGee
		Title:	Executive Vice President

3